CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in this Registration Statement on Form N-1A of Western Asset Asian Opportunities Fund.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

July 2, 2012